EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Infodata Systems Inc. on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Norman F. Welsch, Chief Financial Officer and Corporate Secretary of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                By: /s/ Norman F. Welsch
                                -----------------------------------------------
                                Norman F. Welsch,
                                Chief Financial Officer and Corporate Secretary